EXHIBIT 99.1

    Case 1:08-cv-00151-LRR   Document 12-2   Fled 02/26/10   Page 1 of 19



                      IN THE UNITED STATES DISTRICT COURT
                       FOR THE NORTHERN DISTRICT OF IOWA
                             CEDAR RAPIDS DIVISION

__________________________________
UNITED STATES OF AMERICA,         )
                                  )
         Plaintiff,               )
                                  )
         v.                       )         Case No. 08-CIV-151-LRR
                                  )
BERTHEL SBIC, LLC                 )
                                  )
         Defendant,               )
__________________________________)


                     FIRST RECEIVER'S REPORT FOR THE PERIOD
                   JANUARY 7, 2009 THROUGH DECEMBER 31, 2009

     This First Receiver's Report ("Receiver's Report) is being filed by the United States Small Business Administration ("SBA"), as the Receiver ("Receiver") of Berthel SBIC, LLC ("Berthel"). This report summarizes the activities of the receivership for the period from January 7, 2009 through December 31, 2009 (the "Reporting Period").

                                  1. BACKGROUND
                                     ----------

     Berthel is a limited liability company organized under the laws of the State of Delaware. It was licensed by SBA as a small business investment company ("SBIC") on or about November 1, 1991 pursuant to the Small Business Investment Act of 1958 (the "Act"), as Amended, 15 U.S.C. ss.~681 et seq. It is one hundred percent (100%) owned by Berthel Growth and Income Trust I (the "Trust").

     On January 7, 2009 this Court entered a Consent Order and Judgment (the "Receivership Order), by which the Court appointed the SBA as Receiver for Berthel The Receivership Order provides, inter alia, that this Court has taken exclusive jurisdiction of Berthel and all of its assets, wherever located, and

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appointed SBA as the court-appointed Receiver of Berthel for the purpose of marshalling and liquidating the assets of Berthel and satisfying the claims of its creditors in the order of priority as determined by this Court. Receivership Order, Paragraph 1. Paragraph 2 of the Receivership Order dismisses the former officers directors and managers of Berthel, and grants the Receiver all of the powers, authorities, rights and privileges formerly possessed by those officers, directors and managers. In addition, paragraphs 7 and 8 of the Receivership Order stay all civil legal proceedings involving Berthel or any assets of Berthel, enjoin all persons from initiating or continuing any civil proceedings involving Berthel or any of its assets, and tolls all statutes of limitations as to all causes of action accruing in favor of Berthel. Further, this Court entered judgment in favor of SBA and against Berthel in the principal amount of $2,773,841.50, plus accrued interest in the amount of $17,598.79 through November 17, 2008, plus accrued interest in the amount of $566,15 per day up to entry of judgment on January 7, 2009, together with post-judgment interest at the rate allowed by law pursuant to 28 USC sec. 1961.

                       II. OPERATION OF THE RECEIVERSHIP
                           -----------------------------

A.   General Operations
     ------------------

     Pursuant to Paragraph 1 of the Receivership Order, the primary function of the Receiver is to marshal and liquidate the assets of Berthel, and to distribute the liquidation proceeds to creditors under the supervision of this

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Court. Accordingly, the Receiver has marshaled and commenced liquidating the assets of Berthel, as discussed in greater detail below, During this Reporting Period, the Receiver has collected an aggregate amount of $439,679.94 from the liquidation of assets and the collection of debt.

B.   Notice of Receivership
     ----------------------

     In accordance with paragraph 4 of the Receivership Order, the Receiver has given written notice of its appointment by first class U.S. mail, postage prepaid, to the relevant individuals and entities, including portfolio companies and known creditors, to the extent the Receiver was able to obtain current mailing addresses.

C.   Personnel
     ---------

     Pursuant to paragraph 5 of the Receivership Order, the Receiver has retained personnel to effectuate the operation of the receivership. Specifically, during this Reporting Period, the Receiver retained Barbara R. Klein as Principal Agent for the Receiver. The Receiver also retained an accounting firm, the Riggs Group, PC ("TRG") to perform accounting and cash management functions, as needed, including the processing of accounts payable, accounts receivable and bank account reconciliation. The Receiver has also retained Recovery Support Services, Inc. ("RSS") to provide administrative services to the Receivership including, but not limited to, paralegal and office administrative services.

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     Finally, the Receiver entered into a retainer agreement with the law firm of Ober, Kaler, Grimes & Shriver, P.C., Washington, D.C., to provide limited securities and corporate law advice, as needed.

D.   Receivership Office
     -------------------

     The Receiver administers the receivership estate from the SBA Receivership Office located at 1100 C Street, NW, Washington, D.C. 20005. The Receiver, in order to limit expenses, shares overhead expenses such as office space and administrative services with other receiverships for which the SBA has been appointed Receiver.

E.   Books, Records and Files
     ------------------------

     The Receiver collected the available pre-receivership books, records and files of Berthel from Berthel's former management at the beginning of the Receivership. The books, records and files needed for receivership operations are maintained at the Receivership Office. Those books, records and files which are not needed on an immediate basis are maintained at an off-site secure document storage facility.

F.   Receivership Accounts
     ---------------------

     At the time the Receiver was appointed, Berthel maintained an account at F & M Bank, Cedar Rapids, Iowa, The Receiver closed the pre-receivership account with F & M Bank in January 2009, and transferred the finds in the sccount, in the amount of $1,480.14, to a fully collateralized interest-bearing receivership bank account with BB&T Bank, Wilson, NC, in the name of "SBA as Receiver for Berthel SBIC, LLC," As of December 31, 2009, the account balance on the Berthel receivership account was $354,390,67.

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G.   Receiver's Certificate of Indebtedness
     --------------------------------------

     As discussed above, the transfer balance of Berthel's receivership account was $1,480.14. That amount was insufficient to pay current or future administrative expenses of the Receivership, or to fund the Receiver's liquidation activities as required by the Receivership Order, Pursuant to paragraph 10 of the Receivership Order, which authorizes the Receiver to borrow, on behalf of Berthel, up to $100,000 from SBA, the Receiver borrowed $100,000 from SBA and issued SBA a Receiver's Certificate of Indebtedness in February 2009. In accordance with the Receivership Order. the Receiver's Certificate bears interest at the rate of ten percent (10%) per annum, has a maturity date no later than eighteen (18) months after its date of issuance and has priority over all other debts and obligations of Berthel.

     The Receiver repaid $50,000 of the indebtedness in October 2009, with $7,342.47 representing repayment of accrued interest, and the balance representing partial repayment of principal. The principal balance on the Receiver's Certificate indebtedness was $57,342.47 on December 31, 2009.

H.   Corporate Compliance
     --------------------

     Berthel is a Delaware limited liability company. During this Reporting Period, the Receiver notified the Secretary of State of Delaware that Berthel had been placed into receivership, and changed Berthel's registered agent and registered office in that state. Berthel is current in its filings with Delaware.

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I.   Tax Returns and Accounting Matters
     ----------------------------------

     During this Reporting Period, TRG has performed, at the request of the Receiver, an ongoing review of available pre-receivership accounting records of Berthel and a limited reconstruction of records, as needed. In addition, TRG has created and maintained receivership accounting books and records, and has prepared interim accounting schedules at the request of the Receiver.

     As discussed above, Berthel is a single member limited liability company which is wholly owned by its parent, Berthel Growth and Income Trust 1 (the "Trust"). Prior to the Receivership, the Trust included Berthel on its tax returns. The Trust has advised the Receiver that the Trust will continue to file tax returns which include Berthel. Shortly after the end of this Reporting Period, the Receiver provided the Trust with the information necessary to enable the Trust to prepare and file 2009 tax returns on behalf of the Trust and Berthel.

J.   SEC Reporting
     -------------

     Both Berthel and its parent, the Trust, are registered with the U. S. Securities and Exchange Commission ("SEC"). The Trust is required to file SEC annual and quarterly report forms 10K and 10Q with the SEC on behalf of itself and Berthel. By letter dated March 30, 2009, the Trust requested that the SEC exempt it from filing annual and quarterly report forms 10K and 1OQ and, instead, to permit it to file only current reports on forms BK to disclose any information relating to the liquidation of Berthel. By "No Action" letter dated May 5, 2009, the SEC agreed that it would not recommend an enforcement action if the Trust, on its own behalf and on behalf of the SBIC, stopped filing 10-Ks and 10-Os for the period after December 31, 2008. However, the No Action letter does

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require the Trust to file a form 8-K upon the occurrence of all "materia1"
developments related to the Trust and Berthel, including "all material developments relating to the SBIC's receivership (including copies of any Court Reports)." During this Reporting Period, the Receiver has notified the Trust of the liquidation of Berthels investments in two portfolio concerns, The Schebler Company and Physicians Total Care, Inc., and proposes to send the Trust a copy of this and subsequent Receiver's Reports.

                             Ill. ANALYSIS OF ASSETS
                                  ------------------

     Berthels assets at the date of entry of the Receivership Order consisted of cash and debt and equity investments. Pursuant to Paragraph 3 of the Receivership Order, the former management of Berthel identified seven (7) portfolio concerns of Berthel as of the date the Receivership Order was entered, During this Reporting Period, the Receiver has liquidated Berthel's investments in two (2) portfolio concerns. The liquidated investments, as well as the remaining assets of Berthel, are discussed below.

     A. Accounts Resolved During Reporting Period
        -----------------------------------------

     1. Physicians Total Care, Inc.
        ---------------------------

        Asset at 1/07/09:    Promissory Note dated August 15, 2008 in the
                             original principal amount of $500,000

                             100,000 shares of common stock

       Asset at 12/31/09:    0

       Collections during
       Reporting Period:     $85,000

     Physician's Total Care, Inc. ("PTC"), an Oklahoma corporation, is a

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pharmaceutical distributor that sells pre-packaged prescription drugs directly to physicians who, in turn, dispense the medications directly to the patient. According to Berthel's pre-receivership records, Berthel made both debt and equity investments in PTC prior to the receivership. At the inception of the receivership, Berthel owned 100,000 shares of common stock of PTC. In addition, PTC was indebted to Berthel in connection with a promissory note dated August 15, 2008, in the original principal amount of $500,000(1). By the terms of the note, PTC paid Berthel $25,000 in reduction of principal on August 15, 2008. PTC failed to make further payments in reduction of the indebtedness in accordance with the terms of the note, and was in default on the note at the time the receivership was ordered.

     During this Reporting Period, the Receiver negotiated a sale of Berthel's debt and equity investments in PTC for an aggregate amount of $85,000 (2), The Receiver determined that such sale was in the best interests of the receivership estate after a review of financial and other relevant information pertaining to PTC. The Receiver sold the note and equity to PTC for an aggregate purchase price of $85000 pursuant to a Securities Purchase Agreement dated December 11, 2009. This asset is now fully liquidated and there will he no further collections in connection with Berthel's investment in PTC.

     2. The Schebler Company
        --------------------

        Asset at 1/7/09      Promissory Note dated January 12, 2000 in the

----------------------
(1) The August 15, 2008 promissory note was a renegotiation of a July 1,2006 promissory note which was in default at the time the 2008 promissory note was issued.
(2) The Receiver also obtained an offer from an outside party for the stock. However, the offer made by PTC was higher than that of the outside party, and the Receiver determined that it was in the best interests of the receivership estate to sell the stock to PTC.

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                             face amount of $166,666

                             166,666.33 shares of common stock
                             166,666.33 shares of 10% convertible
                             cumulative preferred stock
                             Warrants to purchase 1.66% shares of issued and outstanding stock of company

        Asset at l2/31/09    0

        Collections during
        Reporting Period:    $354,679.94

     The Schebler Co. ("Schebler"), an Illinois corporation formerly known as GMKS Acquisition Corp., is a privately held sheet metal fabrication company located in Iowa. According to Berthel's pre-receivership books and records Berthel made equity and debt investments in Schebler prior to the inception of the receivership. Specifically, Berthel owned 166,666.33 shares of common stock, 166,666.33 shares of 10% convertible cumulative preferred stock, and warrants to purchase 1.66% shares of common stock at $.01 per share. Moreover, Berthel was the payee on a 13% subordinated promissory note dated January 12, 2000, in the original principal amount of $166,666.33. By the terms of the note, payment of principal was due in full on March 31, 2005, but the payment date was later extended by agreement until June 30, 2006. At the inception of the receivership, Schebler was current in its quarterly interest payments but had not made any payments in reduction of principal.

     During the first 6 months of the receivership, the Receiver collected accrued interest on the note in the aggregate amount of $10,833.34. Subsequently, the Receiver and Schebler negotiated an agreement for the company to repay the note in full and purchase Berthel's equity position in Schebler for

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an aggregate amount of $343,846.34. After reviewing financial and other relevant information related to Schebler, the Receiver determined that repayment of the note in full and sale of the equity for an aggregate amount of $343,846.60 was in the best interests of the receivership estate. Pursuant to a Securities Purchase Agreement dated July 28, 2009, the Note was repaid in full and the equity investment sold for an aggregate amount of $343,846.60, with $170,000 of that amount representing monies collected upon the sale of the equity, $166,666.33 representing repayment of the outstanding principal, and the balance representing payment of accrued interest. This asset is now fully liquidated and there will be no further collections in connection with Berthel's investment in Schebler.

     B. Open Portfolio Investment Accounts
        ----------------------------------

     1. CeloNova Biosciences, Inc.
        --------------------------

        Asset at 1/7/09      1,899,783 shares of common stock
        Asset at 12/31/09    No change

        Collections during
        Reporting Period:    0

     CeloNova Biosciences ("CeloNova"), formerly known as "Imed Devices, Inc., ("Imed") is a privately held biosciences company located in Georgia. Its primary focus is the manufacture of medical devices coated with a polymer called Polyzene(R)-F. Berthel owns 1,899,783 shares of common stock of CeloNova, which it acquired in 2002 in connection with a release of certain claims Berthel asserted against FutureMatrix Interventional, Inc. (discussed below) and Imed.

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     During this Reporting Period, the Receiver requested financial and other information from the company and was advised by the company's CFO that she would provide the Receiver with the requested information. However, the Receiver did not receive such information before the end of this Reporting Period, despite the Receiver's requests, and the company has since advised the Receiver that there has been a change in top management. Based upon recent conversations with the company, the Receiver expects to receive the requested information by mid-March of 2010,

     2. Edmin.com
        ---------
        Asset at 1/7/09      261,203 shares of series A convertible
                             preferred stock.

        Asset at 12/31/09    No Change

        Collections during
        Reporting Period:    $0

     EDmin,com, located in California, provides internet-based software products, technology planning, and systems integration to educational institutions. Its shares are not publicly traded. According to Berthel's records, Berthel's original investment in Edmin.com was for 200,000 shares of Series A cumulative convertible preferred stock. The additional 61,203 shares now owned by Berthel were acquired in lieu of cash dividends payable to holders ot the Series A preferred stock.

     During this Reporting Period, Edmin.com presented the Receiver with an offer to purchase its stock from Berthel. The Receiver was reviewing the offer at the end of this Reporting Period to determine if acceptance of such offer is in the best interests of the receivership.

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     3. FutureMatrix Interventional, Inc.
        ---------------------------------

        Asset at 1/7/09      905,203 shares of common stock

        Asset at 12/31/09    No change

        Collections during
        Reporting Period:    $0

     FutureMatrix Interventional, Inc. (FMI), f/k/a "FutureMed Interventional, Inc.," is a privately held medical device manufacturer and development company. Its major products are catheters and stents used primarily by radiologists and urologists. According to Berthel's records, Berthel owns 905,203 shares of common stock of FMI. Berthel acquired the shares of common stock upon the exercise of a Warrant Exercise Agreement dated June 2006, and further received a payment of $500,000 from FMI in consideration of the termination of certain rights previously held by Berthel.

     Shortly after the end of this Reporting Period, FMI made the Receiver an offer to purchase the FMI common stock from Berthel. The Receiver is currently in the process of reviewing this offer to determine if it would be in the best interests of the Receivership estate to accept the offer.

     4. Inter-med
        ---------

        Asset at 1/7/09      2,557.1670 shares of common stock

        Asset at 12/31/09    No change

        Collections during
        Reporting Period;    $0

     Inter-Med (d/b/a Vista Dental) ("Inter-Med") sells dental, periodontal and endodental supplies, primarily small equipment and disposables. It is a privately held company located in Wisconsin.

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Berthel owns 2557.1670 shares of common stock of Inter-Med, representing a
18.8872% interest in the company on a fully diluted basis. Berthel also made two debt investments in Inter-Med, both of which were repaid prior to the receivership.

     The Inter-Med Investment Agreement dated May 3, 1999, allows Berthel to exercise put rights after May 3, 2006, and sets out formulas for determining the exercise price. Berthel did not exercise its put rights prior to the receivership. Inter-Med management has advised the Receiver that it does not have sufficient funds at the present time to repurchase its stock from Berthel, but further advised the Receiver that it was attempting to raise funds with which to purchase Berthel's position. During this Reporting Period, the Receiver reviewed the company's financial and other information, and is in the process of attempting to negotiate a buy out of Berthel's interest.

     5. Feed Management Systems, Inc.
        -----------------------------

        Asset at 1/7/09      435,590 shares of common stock

        Asset at 12/31/09    No change

        Collections during
        Reporting Period:    0

     Feed Management Systems, Inc. (FMS), formerly known as "Easy Systems, Inc.," is a privately held company located in Minnesota. FMS designs and manufactures equipment and software for agricultural feed control systems. In addition, the company is developing an Internet based feed purchasing system that is integrated with their existing lines of feed control systems. Berthel

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owns 436,590 shares of common stock of FMS, which it acquired on January 30,
2002 when prior debt and preferred securities were converted to common stock after FMS emerged from bankruptcy.

     FMS has advised the Receiver that it sold 25% of its equity to another company (the "acquiring company") in April, 2008. The acquiring company has the right, but not the obligation, to acquire the remaining 75% of the equity of FMS under a merger agreement executed in connection with the sale of the 25% equity stake in FMS. If the acquiring company chooses to exercise its right to purchase the remaining 75% of FMS, FMS anticipates that all sales proceeds after payment of expenses will be used to pay the liquidation preferences of the Series A stock and there will be no proceeds available to pay common shareholders. As of the end of the reporting period, FMS informed the Receiver that the acquiring company had not yet advised FMS of its intentions with regards to the acquisition of the remaining equity in FMS. The Receiver will continue to monitor this investment.

                 V. CLAIMS AGAINST BERTHEL AND THE RECEIVERSHIP
                 ----------------------------------------------

     A. Receivers Certificate
        ---------------------

     As discussed above at pages 4 and 5, Berthel had minimal funds in its cash account at the beginning of the Receivership. Consequently, it was necessary for the Receiver to borrow $100,000 from SBA to fund receivership operations, and SBA issued a Receiver's Certificate of Indebtedness in February 2009. Pursuant to paragraph 10 of the Receivership Order, the Receiver's Certificate is deemed to be an administrative expense of the receivership.

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     In October, 2009, the Receiver made a payment of $50,000 in partial repayment of the Receiver's Certificate, with $7,342.47 representing repayment of accrued interest, and the balance representing partial repayment of principal The principal balance on the Receiver's Certificate indebtedness was $57,342.47 on December 31, 2009.

     B. SBA Judgment
        ------------

     This Court entered a judgment in favor of SBA, against Berthel, in the principal amount of $2,773,841.50, plus accrued interest in the amount of $17,598.79 through November 17,2008, plus accrued interest in the amount of $566.15 per day up to entry of judgment on January 7, 2009, together with post-judgment interest at the rate allowed by law. As of the end of this Reporting Period, Berthel has not made any payments in reduction of the judgment.

     C. Claims Bar Date
        ---------------

     In order to determine the existence, validity and priority of claims against Berthel and the receivership estate, the Receiver filed a motion with this Court on June 26, 2009 to establish a claims bar date by which all claimants must submit a claim in writing by a certain date ("Claims Bar Date"), Tile imposition of a Claims Bar Date was necessary so that the Receiver could recommend a plan to distribute Berthels assets to its creditors who have rendered timely claims, without fear that other claimants might later appear to assert claims against Berthel or the receivership estate.

     On July 10, 2009 this Court entered an Order Approving the Form and Manner of Notice to Claimants and Establishing a Claims Bar Date ("Claims Bar Date

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Orders"). Subsequently, in accordance with the Claims Bar Date Order, the
Receiver mailed notice of the claims bar date to known prospective claimants, and caused notice of the claims bar date to be published in the Cedar Rapids Gazette, a newspaper of general circulation serving the Cedar Rapids Iowa metropolitan area. The Claims Bar Date was August 28, 2009.

     No claims were filed against Berthel or the receivership estate by August 28, 2009 in response to the mailed and published notices. The Receiver filed a Receiver's Report Of Claims Filed Against Berthel SBIC, LLC, And Recommendations Regarding The Disposition And Priority Of Expenses And Claims (the "Notice and Determination of Claims") with this Court on November 25, 2009. In the Notice and Determination of Claims, the Receiver recommended paying administrative expenses and claims in the following order of priority:

     a) First, any and all administrative expenses of the receivership estate, including repayment of the Receiver's Certificate;

     b) Second, to SBA, a consent judgment in the principal amount of $2,773,841.50, plus accrued interest in the amount of $17,598.79 through November 17, 2008, plus accrued interest in the amount of $566.15 per day up to entry of judgment on January.7, 2009, together with post-judgment interest at the rate allowed by law; and

     c) Third, to the sole equity member of Berthel SBIC, Berthel Growth and Income Trust.

     This Court approved the Notice and Determination of Claims by Order entered December 21, 2009 and authorized the Receiver to pay the approved claims in the order of priority approved by the court to the extent of available

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receivership funds. Accordingly, the Receiver has made a payment of $50,000 in partial satisfaction of the outstanding Receivers Certificate and has paid continuing administrative expenses of the receivership as such expenses have arisen. Administrative expenses will continue until the close of the Receivership.

     At the present time, Berthel does not have sufficient assets to repay the SBA judgment and, consequently, there are no assets available to distribute to the equity member of Berthel.

     Pursuant to paragraph 4 of the Claims Disposition Order, any person who failed to file a claim pursuant to the terms of the Claims Bar Date Order is forever barred from asserting, pursuing or prosecuting any pre-receivership claim against SBIC Partners, the Receiver, or assets or funds in the possession of the Receiver.

                                 VI. LITIGATION
                                     ----------

     Berthel is a named party to this Receivership proceeding. The Receiver is not aware of any additional litigation to which Berthel is a party at the present time.

                        VII. RECEIPTS AND DISBURSEMENTS
                             --------------------------

     The Berthel receivership shares office space, overhead expenses and administrative services with other SBA receiverships. This arrangement is beneficial to Berthel as operating costs for each individual receivership are reduced by such sharing of costs, as well as by the Receiver's use of certain services, such as telephone lines, provided by the Federal Government. The

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rent, administrative, and overhead expenses pertaining to the operation of the office are originally disbursed by RSS, the company which holds the lease for office space. The expenses are then allocated each month, after accounts are reconciled, to all the receiverships, including Berthel.

     The Cash Receipts and Disbursements for the Receivership for the period from January 7, 2009 through December 31,2009 are set forth on the schedule attached to this Receiver's Report as Exhibit A.

     This Receiver's Report was prepared by Barbara R. Klein, with accounting information provided by The Riggs Group, P.C

                                     Respectfully submitted,
                                     U.S. SMALL BUSINESS ADMINISTRATION
                                     as Receiver for Berthel SBIC, LLC


Date: 02/25/2010                     By:  /s/  Barbara R. Klien
                                        --------------------------------
                                               Barbara P. Klein
                                               Principal Agent for the Receiver

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     SBA, Receiver for BERTHEL SBIC, LLC

The schedule below sets forth receipts and disbursements for the period 01-07-09 to 12-31-09.

                                                                 01-07-09 to
                                                                   12-31-09
                                                             -----------------

1. Total Cash on Hand at the Beginning of Period             $        1,480.14
2. Receivership Operations
    A. Receipts from Receivership Operations:
        Payment on Loans:
           Schebler Company                                         134,679.94


        Sale of Assets:
           Schebler Company                                         170,000.00
           Physicians Total Care                                     85,000.00


        0ther:
           Interest Earned from Cash Accounts                            15.83

                                                             -----------------
        Total Receipts from Receivership Operations          $      439,695.77
                                                             -----------------
    B. Disbursements from Receivership Operations:
        Accounting/Bookkeeping Fees                                  47,407.01
        Agent Fees                                                   38,000.00
        Legal Services                                               14,386.00
        Rent/Overhead Allocation                                     13,880.76
        Administrative Services                                       9,942.17
        Deposit on Receivership Office Space                          4,000.00
        Travel Expenses                                               2,226.19
        Valuation Fees                                                2,150.00
        IT Systems Support Expenses                                   2,129.83
        Delivery Services                                             1,075.91
        Record Storage Fees                                             628.26
        Trustee Fees/Bank Charges                                       352.34
        Corporate Compliance                                            312.24
        Filing Fees                                                     250.00
        Advertising (Including Bar Date Notice Publication)              44.53

                                                             -----------------
        Total Disbursements from Receivership Operations     $      136,785.24
                                                             -----------------
                                                             -----------------
        Net Cash (Gain/(Loss) from Receivership Operations   $      302,910.53
                                                             -----------------

3. Borrowing for Receivership Operations
        Receiver Certificates Obtained from SBA                     100,000.00
        Receiver Certificates (Paid with Interest) to SBA           (50,000.00)
                                                             -----------------

                                                             -----------------
4. Total Cash on Hand for Period Ended December 31 2009      $      354,390.67
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